SSgA FUNDS

SUPPLEMENT DATED APRIL 27, 2006

SSgA FUNDS

PROSPECTUS
DATED DECEMBER 16, 2005

SSgA YIELD PLUS FUND

Shareholders of the SSgA Yield Plus Fund are hereby notified that Julio Fuentes will no longer serve as a portfolio manager of the Fund.  Accordingly, on page 42 of the prospectus, under the heading “Portfolio Management—Yield Plus Fund,” the disclosure referring to Mr. Fuentes is deleted and replaced with the following:

•                  Robert Pickett, CFA. Bob is a Principal of SSgA and SSgA FM.  He joined the firm in 1994 and is a member of the SSgA North America Fixed Income Team.  Bob is responsible for managing the team’s active U.S. bond exposure.  Bob holds a Bachelor of Science degree in Economics and Quantitative Methods from Babson College and a Master of Science in Finance from Bentley College and is a member of both the Boston Security Analysts’ Society and CFA Institute.

The remainder of the section entitled “Portfolio Management” is unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE